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                                                                   EXHIBIT 10.94

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of the 12th day of March, 2001, by and among Trans World Airlines, Inc. (the "Borrower"), as a debtor and debtor in possession under chapter 11 of the Bankruptcy Code, certain Subsidiaries of the Borrower listed on the signature pages hereto, as Guarantors, as debtors and debtors in possession under chapter 11 of the Bankruptcy Code, the Lenders and AMR Finance, Inc. (the "Administrative Agent"), as administrative agent for the Lenders.

                                   BACKGROUND

                  A. The Borrower, the Guarantors, the Lenders, and the Administrative Agent are parties to that certain Secured Debtor In Possession Credit and Security Agreement dated as of January 10, 2001 (as amended by those certain letter agreements dated January 11, 2001, January 26, 2001 and March 7, 2001 and as may be further amended, extended, renewed, or restated from time to time, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

                  B. The Borrower, the Guarantors, the Lenders and the Administrative Agent desire to amend the Credit Agreement to (i) increase the Revolving Credit Commitment from $100,000,000 (such Original Revolving Credit Commitment together with the Term Credit Commitment the "Original Commitment") to $230,000,000 (such increase, the "Incremental Commitment") and (ii) permit Overadvances (defined below).

                  NOW, THEREFORE, in consideration of the covenants, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

                  1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                           (a) Section 1.1 is amended to add the following definitions:

                                    "'Overadvances' has the meaning specified in
                           Section 2.1(c)."

                                    "'Post-Petition Obligation Credit' has the
                           meaning set forth in Section 2.10(a)."

                           (b) Section 2.1 is hereby amended by adding the following new paragraph as Section 2.1(c):

                                    "(c) Any provision of this Agreement to the
                           contrary notwithstanding, at the request of the Borrower, the Administrative Agent may, in its sole and absolute discretion (but shall have absolutely no obligation to), make a Revolving Loan to Borrower on behalf of the



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                           Lenders in amounts that cause the outstanding
                           balance of the aggregate Revolving Loans then outstanding, after giving effect to such Revolving Loan, to exceed the amount equal to the Borrowing Base less Availability Reserves, in each case then in effect at such time (any such excess Revolving Loan is herein referred to collectively as an "Overadvance" and collectively, the "Overadvances"); provided, however (i) no such event or occurrence shall cause or constitute a waiver of the Administrative Agent's or any Lender's right to refuse to make any further Overadvance, or to make any Revolving Loans or Term Loans in accordance with this Agreement and the other Loan Documents, and
                           (ii) no Overadvance shall result in a Default or Event of Default due to Borrower's failure to comply with Section 2.7(d), but solely with respect to the amount of such Overadvance. Overadvances may be made notwithstanding the condition set forth in Section 3.2(c)(i). All Overadvances shall bear interest at the rates and be payable on the dates set forth in
                           Section 2.8. Any Overadvance made pursuant to this
                           Section 2.1(c) shall be repaid on the Revolving Credit Termination Date. The authority of the Administrative Agent to make Overadvances is limited to an aggregate principal amount not to exceed $130,000,000 at any time outstanding and shall not cause the aggregate principal amount of the Revolving Loan outstanding at any time to exceed the Revolving Credit Commitment."

                           (c) Section 2.2(a)(i) is hereby deleted and replaced with the following:

                                    "(i) whether the proposed Borrowing consists
                           of a Revolving Loan, a Term Loan or both and if the Borrowing of Revolving Loans constitutes a request for an Overadvance, the intended use of the proceeds thereof,"

                           (d) The first sentence of Section 2.6(a) is hereby deleted and replaced with the following:

                           "The Borrower may, upon at least one Business Day's prior notice to the Administrative Agent, prepay the outstanding principal amount of the Loans in whole or in part; provided, however, that each partial prepayment of Loans shall be in an aggregate principal amount not less than $100,000; provided further that all prepayments of the Revolving Loans shall first be applied to Overadvances then outstanding."

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                           (e)      Section 2.7(d) is hereby deleted and
         replaced with the following:

                                    "(d) If, at any time, the aggregate
                           principal amount of the aggregate Revolving Loans then outstanding (excluding Overadvances) exceeds by more than $10,000,000 the amount equal to the Borrowing Base less Availability Reserves, in each case then in effect at such time, the Borrower shall forthwith prepay the Revolving Loans then outstanding in an amount equal to such excess. Overadvances made pursuant to Section 2.1(c) shall be repaid on the Revolving Credit Termination Date. If, at any time, the aggregate principal amount of the aggregate Revolving Loans (including Overadvances) exceeds the aggregate Revolving Credit Commitments, the Borrower shall forthwith prepay the Revolving Loans then outstanding in an amount equal to such excess. If, at any time, the aggregate principal amount of the aggregate Term Loans exceeds the aggregate Term Credit Commitments, the Borrower shall forthwith prepay the Term Loans then outstanding in an amount equal to such excess."

                           (f) Section 2.7 is hereby amended by adding the following new paragraph as Section 2.7(e):

                                    "(e) Notwithstanding anything to the
                           contrary set forth in Section 2.7, except with respect to the first sentence of Section 2.7(d), any payments of the Revolving Loans pursuant to this
                           Section 2.7 shall first be applied to Overadvances then outstanding."

                           (g) Section 2.9(b) is hereby deleted and replaced with the following:

                                    "(b) The Borrower agrees to pay to the
                           Administrative Agent an arrangement fee equal to four percent (4%) of the Original Commitment and two percent (2%) of the Incremental Commitment (collectively, the "Arrangement Fee"), payable on the date of the funding of each Borrowing; provided, however, that the Arrangement Fee shall only be payable on that portion of such Borrowing equal to the amount (if any) by which (i) the total outstanding amount of the Loans (after giving effect to the Borrowing) on the date of such Borrowing, exceeds (ii) the maximum amount of the Loans outstanding on any date prior to the date of such Borrowing; provided further that all Borrowings outstanding at any time up to $200 million shall be deemed to be Borrowings of the Original Commitment and; provided further, that in the event that

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                           American shall make the Final Accepted Offer (as
                           defined in the Asset Purchase Agreement) for the Transferred Assets (as defined in the Asset Purchase Agreement) or the Non-Worldspan Assets (as defined in the Asset Purchase Agreement) then one-half of the Arrangement Fee paid to Administrative Agent shall be returned and refunded to the Borrower on the closing date for such asset purchase."

                           (h) Section 2.10 is hereby amended to add the following language at the end of Section 2.10(a):

                           "Notwithstanding any provision in this Agreement to the contrary, in the event AMR Finance or any of its Affiliates purchases any asset or assets of the Borrower or its Subsidiaries, whether pursuant to the Asset Purchase Agreement or otherwise, or incurs any other obligation to any of the Borrower or any of its Subsidiaries or any trustee or examiner for the Borrower or any of its Subsidiaries appointed under chapter 7 or chapter 11 of the Bankruptcy Code, AMR Finance and its Affiliates shall be entitled to pay the purchase price or satisfy any such obligation by a credit of the amount of such purchase price or other obligation against the Obligations owing to AMR Finance, without further order of the Bankruptcy Court or notice to any other party, whether or not such Obligations are then due and payable (the "Post-Petition Obligation Credit") and the Obligations owing to AMR Finance shall be reduced by the amount of the Post-Petition Obligation Credit owing to AMR Finance."

                           (i) Section 3.2 is hereby amended to re-letter clause (g) thereof as clause (h) and insert the following new clause (g):

                                    "(g) Arrangement Fee. The Administrative
                           Agent shall have received (or shall receive simultaneously with the funding of any Borrowing) the Arrangement Fee (if any) due and owing in respect of such Borrowing pursuant to Section 2.9(b)."

                           (j) Section 4.11 is hereby amended to add the following language at the end of Section 4.11:

                           "Notwithstanding the foregoing, the proceeds of the Overadvances shall be used only for the purpose detailed in the Notice of Borrowing requesting such Overadvance and which is approved by the Administrative Agent in writing prior to the date of such Overadvance."

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                           (k)      Schedule I is hereby deleted and replaced
         with Schedule I attached hereto.

                           (l) Exhibit C is hereby deleted and replaced with Exhibit C attached hereto.

                  2. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Amendment have done so in their sole discretion and without any obligation.

                  3. SUBSIDIARIES ACKNOWLEDGMENT. By signing below, each of the Subsidiaries which has executed the Credit Agreement (a) consents and agrees to the execution and delivery of this Amendment, (b) ratifies and confirms its obligations under the Credit Agreement and the other Loan Documents, (c) acknowledges and agrees that its obligations under the Credit Agreement and the other Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its obligations under the Credit Agreement or any of the other Loan Documents.

                  4. REPRESENTATIONS AND WARRANTIES TRUE, NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants, as to itself and as to its Subsidiaries, to the Administrative Agent and the Lenders that, as of the date hereof:

                           (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date, except for any representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such specific date; and

                           (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

                  5. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

                           (a) This Amendment has been executed by Borrower, the Guarantors, the Administrative Agent and the Lenders; and

                           (b) The Administrative Agent shall have received such documents, certificates and instruments as the Administrative Agent shall reasonably require, including an order of the Bankruptcy Court approving this Amendment; and

                           (c) Borrower shall have paid to the Administrative Agent the reasonable fees and expenses of the Administrative Agent's counsel.

                  6. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or


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words of like or similar import shall mean and be a reference to the Credit
Agreement, as affected and amended by this Amendment.

                  7. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

                  8. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the Borrower, the Guarantors, the Administrative Agent, each Lender and their respective successors and assigns.

                  9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  10. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference as if set forth in this Amendment verbatim.

                  11. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                   TRANS WORLD AIRLINES, INC.,
                                   as Borrower


                                   By:
                                      ------------------------------------------
                                   Name: William P. Compton
                                   Title: President and Chief Executive Officer


                                   AMBASSADOR FUEL CORPORATION,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Michael Palumbo
                                   Title: President


                                   MEGA ADVERTISING INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J.M. Rutterer
                                   Title: Secretary


                                   NORTHWEST 112TH STREET CORPORATION,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J.M. Rutterer
                                   Title: Secretary


                                   THE TWA AMBASSADOR CLUB, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J.M. Rutterer
                                   Title: Secretary



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                                   TRANS WORLD COMPUTER SERVICES, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J.M. Rutterer
                                   Title: Secretary


                                   TRANSCONTINENTAL & WESTERN AIR, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: William P. Compton
                                   Title: President


                                   TWA AVIATION, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J.M. Rutterer
                                   Title: Secretary


                                   TWA GROUP, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J.M. Rutterer
                                   Title: Secretary


                                   TWA STANDARDS & CONTROLS, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J. M. Rutterer
                                   Title: Assistant Secretary

                                       8

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                                   OZARK GROUP, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Michael Palumbo
                                   Title: President


                                   TWA NIPPON, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J. M. Rutterer
                                   Title: Secretary


                                   TWA EMPLOYEE SERVICES, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J. M. Rutterer
                                   Title: Secretary


                                   TWA GETAWAY VACATIONS, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J. M. Rutterer
                                   Title: Assistant Secretary


                                   TRANS WORLD EXPRESS, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J. M. Rutterer
                                   Title: Secretary


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                                   INTERNATIONAL AVIATION SECURITY, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J. M. Rutterer
                                   Title: Secretary


                                   GETAWAY MANAGEMENT SERVICES, INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J. M. Rutterer
                                   Title: Secretary


                                   THE GETAWAY GROUP (UK), INC.,
                                   as a Guarantor


                                   By:
                                      ------------------------------------------
                                   Name: Paul J. M. Rutterer
                                   Title: Secretary


                                   AMR FINANCE, INC.,
                                   as Agent and Lender


                                   By:
                                      ------------------------------------------
                                   Name: Thomas Horton
                                   Title: Senior Vice President &
                                          Chief Financial Officer


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                                   Schedule I


        LENDER        REVOLVING CREDIT COMMITMENT       TERM CREDIT COMMITMENT
        ------        ---------------------------       ----------------------
AMR Finance, Inc.            $230,000,000                     $100,000,000



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